UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2023

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Van Scoter as President, Chief Executive Officer, and Member of the Board of Directors

On May 31, 2023, Solid Power, Inc. (the “Company”) announced that John Van Scoter has been appointed President, Chief Executive Officer (“CEO”), and a Class I Director of the Company’s Board of Directors (the “Board”), effective June 14, 2023. Mr. Van Scoter, age 62, will replace David Jansen, who has served as the Company’s President since February 2017 and Interim CEO since November 29, 2022.

Following Mr. Van Scoter commencing employment with the Company, Mr. Jansen will serve as Senior Advisor to the CEO and continue to serve as Chairperson of the Board. Mr. Jansen’s primary responsibility will be the smooth transition of his duties, responsibilities, and business relationships to Mr. Van Scoter.

From 2019 until June 2023, Mr. Van Scoter served as Vice President, General Manager Products at SRI International Inc. (“SRI”), an independent nonprofit research institute. Mr. Van Scoter was the CEO, President and Chairman of eSolar, Inc., an early-stage solar power plant technology company, from 2010 until 2018. Prior to eSolar, he held multiple leadership positions over an almost 30-year career with Texas Instruments Incorporated (Nasdaq: TXN), including as Senior Vice President, Alternative Energy Strategy and Senior Vice President, General Manager of DLP® Products Division. Mr. Van Scoter served on the board of directors of TE Connectivity Ltd. (NYSE:TEL) from 2008 until 2018. Mr. Van Scoter holds a B.S. in Mechanical Engineering from the University of Vermont.

In connection with Mr. Van Scoter’s appointment as a member of the Board, Mr. Van Scoter is expected to enter into the Company’s standard form of indemnification agreement for directors and officers, the form of which has previously been filed with the Securities and Exchange Commission.

There is no arrangement or understanding with any person pursuant to which Mr. Van Scoter was appointed as President, CEO, and member of the Board. There are no family relationships between Mr. Van Scoter and any director or executive officer of the Company, and Mr. Van Scoter is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Compensatory Arrangements of President and Chief Executive Officer

In connection with Mr. Van Scoter’s appointment as President and CEO, the Company and Mr. Van Scoter entered into an offer letter (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Van Scoter is entitled to (i) an annual base salary of $538,000, (ii) an annual performance-based bonus with a bonus target equal to 100% of Mr. Van Scoter’s actually-paid salary for 2023 and a maximum bonus equal to 200%, (iii) an initial equity award with a total value of $4,500,000 (50% of the value in restricted stock units and 50% in stock options), with each award vesting over a four-year period subject to Mr. Van Scoter’s continued employment, (iv) direct payment of relocation costs, and (v) a lump sum relocation allowance of $75,000.

In the event Mr. Van Scoter’s employment is terminated without “Cause” or Mr. Van Scoter resigns from his employment for “Good Reason,” other than in connection with a “Change in Control” (as such terms are defined in the Offer Letter), then he will be entitled to receive, subject to execution and non-revocation of a general waiver and release of claims in favor of the Company, (i) continuation of base salary for 12 months, (ii) any earned but unpaid annual bonus for the year preceding the year of termination, based on actual performance for such year, (iii) a prorated annual bonus for the year of termination, based on actual performance for such year, and (iv) reimbursement of COBRA premiums for 12 months after the last day of employment, or a lump sum payment in lieu of such reimbursement.

In the event Mr. Van Scoter’s employment is terminated without Cause or Mr. Van Scoter resigns from his employment for Good Reason, within three months prior to a Change in Control or 12 months after a Change in Control, then he will be entitled to receive, subject to execution and non-revocation of a general waiver and release of claims in favor of the Company, (i) a lump sum payment equal to the sum of (a) 18 months of annual base salary plus (b) 150% of the target annual bonus for the year of termination, (ii) any earned but unpaid annual bonus for the year preceding the year of termination, based on actual performance for such year, (iii) reimbursement of COBRA premiums for 18 months after the last day of employment, or a lump sum payment in lieu of such reimbursement, and (iv) all outstanding equity awards will become vested in full.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 31, 2023, the Company issued a press release announcing the appointment of Mr. Van Scoter as the Company’s President and CEO.

Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1	Offer Letter, dated May 26, 2023.
99.1	Press Release, dated May 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 31, 2023

SOLID POWER, INC.

By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary